Prepared by and after recording		No intangibles tax due. Intangibles
return to: Lynn W. Strott, Esq. 715 St. Paul Street Baltimore, MD 21202		tax previously paid upon the recording of the Mortgage (defined below).
Project Name: Project Number:	Bell Minor Home 061-22070

ASSUMPTION, MODIFICATION AND RELEASE AGREEMENT

THIS ASSUMPTION, MODIFICATION AND RELEASE AGREEMENT (this “Agreement”) is made as of January
10, 2012, by and among SAN ALEJANDRO ASSOCIATES, L.P., a Georgia limited partnership (“Original
Borrower”), G&E HC REIT II GAINESVILLE SNF, LLC, a Delaware limited liability company (“New
Borrower”), and CAPITAL FUNDING, LLC, a Maryland limited liability company (“Lender”). The
SECRETARY OF HOUSING AND URBAN DEVELOPMENT (“HUD” or the “Secretary”) joins this Agreement for the purpose of acknowledging the transactions set forth herein and as a party to the Regulatory
Agreement (as defined below) and for such other purposes as may be set forth herein.

R E C I T A L S:

A. On July 12, 2010 Lender made a loan (the “Loan”) in the original principal amount of Seven Million Two Hundred Fifty-Four Thousand Seven Hundred and 00/100 Dollars ($7,254,700.00) to Original Borrower. To evidence the Loan, Original Borrower executed and delivered to Lender that certain Security Deed Note, dated as of July 1, 2010 (the “Note”), payable to the order of Lender and endorsed and insured by HUD, bearing interest and being payable as therein provided.

B. Payment of the Note is secured by, among other things, that certain Security Deed with Assignment of Leases Rider dated as of July 1, 2010 and executed by Original Borrower for the benefit of Lender (the “Mortgage”). The Mortgage was recorded on July 9, 2010 at Deed Book 6719, Page 53, in the Office of the Clerk of Hall Superior Court (the “Records”). The Mortgage encumbers that certain parcel of real property described on Exhibit A attached hereto and incorporated herein for all purposes, together with the improvements and fixtures located thereon (the “Project”).

C. Original Borrower is liable for the payment and performance of all of its obligations under the Note, the Mortgage, and all other documents evidencing, securing, guaranteeing or otherwise pertaining to the Loan (collectively, together with all of the other documents evidencing and securing the Loan, as the same are modified by this Agreement and any other agreement with Lender and HUD in connection with the Assumption (as defined below), are hereinafter referred to, collectively, as the “Loan Documents”). The Loan Documents include, without limitation, (a) that certain Security Agreement dated July 1, 2010 by and between Original Borrower and Lender (the “Borrower Security Agreement”) and (b) that certain Regulatory Agreement for Multifamily Housing Projects dated July 1, 2010 by and between Original Borrower and the Secretary and recorded on July 9, 2010 at Deed Book 6719, Page 66 of the Records (the “Regulatory Agreement”).

D. Original Borrower desires to sell, convey and transfer all of its interest in and to the Project to New Borrower, and New Borrower desires to lease the Project to Warsaw Road, L.P., a Georgia limited partnership and an affiliate of Original Borrower and the current master tenant under the Loan Documents (“Master Tenant”), pursuant to a new master lease (the “New Master Lease”) by and among New Borrower and certain of its affiliates, as landlord, and Master Tenant, as tenant (the “Transfer”), subject to New Borrower’s express assumption as provided hereinafter of all of Original Borrower’s obligations under the Note and the other Loan Documents arising after the date hereof (the “Assumption”), and Original Borrower and New Borrower have requested Lender and HUD’s consent to the Transfer and Assumption.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Original Borrower, New Borrower and Lender hereby agree as follows:

1. Incorporation of Recitals. The foregoing recitals are incorporated herein as a substantive, contractual part of this Agreement.

2. Assumption by New Borrower. New Borrower hereby assumes all of the payment and performance obligations of Original Borrower under the Loan Documents accruing or arising after the date hereof in accordance with their respective terms and conditions as the same may be expressly modified by this Agreement, including without limitation, payment of all sums due and payable under the Note, subject, however, to any limitations set forth in the Loan Documents with respect to recourse against the Original Borrower in the event of a default.

3. Reaffirmation by Original Borrower. Original Borrower hereby reaffirms, ratifies and confirms its payment and performance obligations under the Loan Documents and confirms that it will remain liable for all payment and performance obligations arising under the Loan Documents on or prior to the date hereof.

4. Certifications of Original Borrower and Lender. Original Borrower and Lender hereby certify, individually, and not jointly, to New Borrower that:

(a) As of the date hereof, the principal balance due under the Note is $7,089,367.21 and the monthly principal and interest due and payable under the Note is $37,060.85.

(b) Subject to this Section 4 below and to Lender’s knowledge, there are no other penalties, fees, interest or other charges accruing under the Loan.

(c) As of the date hereof, the following impounds, reserves and escrows are being held by or behalf of Lender and/or HUD in connection with the Loan:

(1) (2) (3)	Taxes and Insurance: Repair Reserve: Replacement Reserve:	$57,744.73 $2,807.59 $332,363.88

(d) To Original Borrower’s knowledge, there are no defaults, events of defaults, or events or conditions that have occurred which after the passage of time or giving of notice will constitute a default or an event of default under the Loan Documents. To Lender’s knowledge, no monetary defaults or events of default exist under the Loan Documents, and Lender has not delivered notice to Original Borrower of any defaults, events of defaults, or events or conditions that have occurred which after the passage of time or giving of notice will constitute a default or an event of default under the Loan Documents.

5. Representations and Warranties of New Borrower. New Borrower represents and warrants to Original Borrower, Lender and HUD that:

(a) New Borrower is a limited liability company, duly organized and validly existing under the laws of the State of Delaware, has all necessary licenses, authorizations, registrations and approvals, and full power and authority to enter into this Agreement and to own and lease the Project.

(b) This Agreement constitutes the legal, valid and binding agreement of New Borrower, enforceable against New Borrower in accordance with its terms, subject only to (i) the effect of any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally and (ii) general principles of equity.

6. Representations and Warranties of Original Borrower. Original Borrower represents and warrants to New Borrower, Lender and HUD that:

(a) Original Borrower is a limited partnership, duly organized and validly existing under the laws of the State of Georgia, has all necessary licenses, authorizations, registrations and approvals, and full power and authority to enter into this Agreement.

(b) This Agreement constitutes the legal, valid and binding agreements of Original Borrower, enforceable against Original Borrower in accordance with its terms, subject only to (i) the effect of any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally, and (ii) general principles of equity.

(c) There are no subordinate liens of any kind covering or relating to the Project, nor are there any mechanics liens or liens for unpaid taxes or assessments encumbering the Project, nor has notice of a lien or notice of intent to file a lien been received.

7. Release of Original Borrower. Effective as of the recordation of this Agreement, Original Borrower is released by Lender and HUD from its obligations as set forth in the Loan Documents arising after the date of hereof, except for recourse obligations for which it expressly has personal liability under the Note and other Loan Documents (“Recourse Obligations”), if any, to the extent such Recourse Obligations arise out of acts or events occurring or obligations arising prior to or on the date hereof. Nothing in this Agreement shall waive, compromise, impair or prejudice any right that the Lender or the Secretary might have to seek judicial, administrative or other recourse for any breach of the Loan Documents that may have occurred or accrued prior to or may occur subsequent to the date of this Agreement.

8. No Impairment of Liens. The Project is and shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage and other Loan Documents and/or the conveyance of title contained in the Loan Documents. Nothing in this Agreement shall affect or be construed to affect (a) the warranty of title in the Mortgage or (b) the lien, charge or encumbrance of the Mortgage or other Loan Documents or the priority thereof over all other liens, charges, encumbrances or conveyances, or (c) release or affect the liability of any party or parties under or on account of the Loan Documents, except to the extent Original Borrower is expressly released under Section 7 of this Agreement. Nothing in this Agreement shall affect or be construed to affect any other security or instrument, if any, held by Lender in connection with or to evidence the Loan.

9. Consent to Transfer and Assumption. Lender and the Secretary hereby consent to the Transfer and Assumption and agree that such Transfer and Assumption shall not constitute a default under the Mortgage or any of the other Loan Documents. However, neither Lender nor the Secretary waives any other default, whether now in existence or occurring hereafter, whether known or unknown. This waiver applies only to this particular Transfer and not to any future transfer or sale. New Borrower and Original Borrower agree that they will not sell or attempt to sell or transfer or otherwise dispose of the Project without the written consent of Lender and Secretary, their respective successors or assigns, except for the sale and leaseback referred to herein.

10. Amendments to Loan Documents. The Loan Documents are hereby modified and amended (and no further amendment document shall be required) to reflect the Transfer and Assumption provided for herein. In furtherance of the foregoing, the Loan Documents are hereby amended effective as of the date hereof as follows:

(a) The term “Owners” as used in the Regulatory Agreement and any of the other Loan Documents means New Borrower and its successors, heirs and assigns.

(b) The address of New Borrower is c/o Grubb & Ellis Healthcare REIT II, Inc., 1551 N. Tustin Avenue, Suite 300, Santa Ana, CA 92705, Attention: President and Chief Operating Officer.

(c) Paragraph 6(e)(1) is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(1) All distributions shall be made only as of and after the end of a quarterly, semiannual or annual fiscal period, and only as permitted by the law of the applicable jurisdiction.”

(d) All references in the Loan Documents to the master lease and the sublease shall be hereby amended to mean and refer to the New Master Lease and the new sublease by and between Master Tenant and the current operator of the Project.

(e) The following is added to the end of Section 7 of the Security Agreement:

“(d) Debtor violates any provision of (i) this Security Agreement; or (ii) any other instrument related to the indebtedness evidenced by the HUD Loan Documents to which Debtor is a party; provided, however, that an event of default shall not occur unless such violation is not cured within applicable cure periods, if any, as may be provided in said documents; or

(e) There occurs any actual or threatened demolition of or injury or waste to the Project, not covered by insurance, or not replaced or restored by Debtor, which may impair the value of the Collateral; or

(f) A receiver is appointed for or a petition in bankruptcy is filed by or against Debtor, its successors or its assigns, which receiver or involuntary bankruptcy petition is not removed, vacated or stayed within sixty (60) days from the first date of appointment or filing thereof; or

(g) Debtor is dissolved and liquidation of Debtor is commenced in accordance with Debtor’s organizational documents and/or the law of the state.”

11. Reaffirmation. Except as expressly modified by this Agreement, the terms and conditions of the Loan Documents remain unchanged and are reaffirmed, ratified and confirmed by all of the parties hereto, and remain in full force and effect. New Borrower acknowledges that, as of the date hereof and subject to the terms hereof, it has no defenses, rights of set off or counterclaims of any type to the Loan or the Loan Documents.

12. Indemnification.

(a) Notwithstanding any language to the contrary in this Agreement or in the other Loan Documents, Original Borrower hereby reaffirms to New Borrower and its affiliates any and all indemnity obligations by Original Borrower, Master Tenant or any of their affiliates arising in favor of New Borrower or its affiliates in connection with the Transfer and the Assumption and Original Borrower, HUD and Lender hereby acknowledge and agree that this Agreement shall not be deemed a waiver of any such additional indemnity obligations.

(b) Nothing in this Section 12 shall be construed to constitute a waiver by any party of the right to enforce the provisions of this Agreement in accordance with its terms.

13. No Satisfaction or Release of Loan Documents. All parties to this Agreement specifically confirm and agree that nothing in this Agreement shall be understood or construed to amount to a satisfaction or release in whole or in part of any of the Loan Documents or of the Project.

14. No Waiver. Except as expressly provided herein, the execution of this Agreement by the Lender and Secretary does not and shall not constitute a waiver of any rights or remedies to which Lender and Secretary is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default which may have heretofore occurred or which may hereafter occur with respect to the Loan Documents.

15. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

16. Severability of Provisions. If any one or more of the provisions contained in this Agreement are for any reason invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained in this Agreement.

17. Governing Law. The terms and conditions of this Agreement shall be governed by the applicable internal laws of the State where the Project is located, without regard to the principles of conflict of laws.

18. Interpretation of Agreement. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

19. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the assumption of the Loan and fully supersedes all prior agreements and understanding between the parties pertaining to such subject matter.

20. Binding Provisions. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

21. Equal Opportunity in Housing. New Borrower agrees that it shall fully comply with the provisions of (1) any laws prohibiting discrimination in housing on the basis of race, color, creed or national origin; and (2) with the Regulations of the Department of Housing and Urban Development providing for nondiscrimination and equal opportunity in housing. New Borrower understands and agrees that New Borrower’s failure or refusal to comply with any such provisions shall be a proper basis for the Secretary to take any corrective action he may deem necessary, including, but not limited to, the rejection of future applications for FHA mortgage insurance and the refusal to enter into future contracts of any kind with which New Borrower is identified; and further, the Secretary shall have a similar right to corrective action (1) with respect to any individuals who are officers, directors, principal stockholders, trustees, manager, partners or associates of New Borrower and (2) with respect to any corporation or any other type of business association or organization with which the officers, directors, principal stockholders, trustees, manager, partners, or associates of New Borrower may be identified.

(remainder of page intentionally left blank)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first above written.

Signed, sealed and delivered in the	LENDER:
presence of: /s/ Michael Burchell Unofficial Witness Printed Name: Michael Burchell, Director /s/ Krista M. Boblitz Notary Public Printed Name: Krista M. Boblitz	— CAPITAL FUNDING, LLC, a Maryland limited liability company By: /s/ Kelly M. Sparwasser — Name: Kelly M. Sparwasser — Title: Assistant Vice President

My Commission Expires: 7/20/2015

[NOTARIAL SEAL]

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Signed, sealed and delivered in the	ORIGINAL BORROWER:
presence of: /s/ Philip M. Rees Unofficial Witness Printed Name: Philip M. Rees /s/ Janet C. Guy	— SAN ALEJANDRO ASSOCIATES, L.P., a Georgia limited partnership By: /s/ James J. Andrews — James J. Andrews, President

Notary Public Printed Name: Janet C. Guy

My Commission Expires: 4/1/14

[NOTARIAL SEAL]

[signatures continue on following page]

Signed, sealed and delivered	NEW BORROWER:
in the presence of: /s/ Jennifer Hsieh Unofficial Witness Printed Name: Jennifer Hsieh /s/ Paul S. Baker	— G&E HC REIT II GAINESVILLE SNF, LLC, a Delaware limited liability company By: /s/ Danny Prosky — Danny Prosky, Authorized Signatory

Unofficial Witness Printed Name: Paul S. Baker

see next page

Notary Public Printed Name:
My Commission Expires:
[NOTARIAL SEAL]

[signatures continue on following page]

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

CIVIL CODE § 1189

State of California }

County of Orange }

On December 24, 2011 before me, Rex Morishita, Notary Public,
Date — Here Insert Name and Title of the Officer

personally appeared Danny Prosky
Name(s) of Signer(s)

REX MORISHITA
Commission # 1931467
Notary Public - California
Orange County
My Comm. Expires May 1, 2015

Place Notary Seal Above

who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity~~(ies)~~, and that by his/~~her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature [signature]
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: ____

Document Date: ____ Number of Pages: ____

Signer(s) Other Than Named Above: ____

Capacity(ies) Claimed by Signer(s)

Signer's Name: ____

- ☐ Corporate Officer — Title(s): ____
- ☐ Individual
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ____

Signer Is Representing: ____

RIGHT THUMBPRINT OF SIGNER
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Signer's Name: ____

- ☐ Corporate Officer — Title(s): ____
- ☐ Individual
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ____

Signer Is Representing: ____

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© 2010 National Notary Association • NationalNotary.org • 1-800-US NOTARY (1-800-876-6827)

Item #5907

IN WITNESS WHEREOF, the Secretary joins in this Agreement for the purposes of acknowledging the transactions set forth herein and as a party to the Regulatory Agreement and for such other purposes as may be set forth herein.

Signed, sealed and delivered in the presence of: /s/ Linda J. Monger	SECRETARY OF HOUSING AND URBAN DEVELOPMENT By: /s/ Roger A. Lewis

Unofficial Witness Printed Name: Linda J. Monger /s/ Markham W. Stickney Notary Public Printed Name: Markham W. Stickney	Roger A. Lewis, Authorized Agent Office of Residential Care Facilities National Director, Section 232 Development, Office Healthcare Programs

My Commission Expires: 04/19/15

[NOTARIAL SEAL]

EXHIBIT A
TO
ASSUMPTION, MODIFICATION AND RELEASE AGREEMENT

Legal Description

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN GMD DISTRICT 411, CITY OF GAINESVILLE, HALL COUNTY, GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A NAIL FOUND ON THE EASTERLY RIGHT OF WAY OF OLD HAMILTON PLACE (HAVING A 50 FOOT RIGHT OF WAY WIDTH) LOCATED A DISTANCE OF 202.81 FEET AS MEASURED ALONG SAID RIGHT OF WAY FROM THE INTERSECTION WITH THE NORTHERLY RIGHT OF WAY OF CORNELIA HIGHWAY; THENCE FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED FOLLOWING A COUNTERCLOCKWISE CURVE WITH AN ARC DISTANCE OF 26.13 FEET, HAVING A RADIUS OF 793.37 FEET, SUBTENDED BY A CHORD BEARING AND DISTANCE OF NORTH 55 DEGREES 06 MINUTES 59 SECONDS WEST, 26.13 FEET TO A POINT; THENCE NORTH 56 DEGREES 03 MINUTES 36 SECONDS WEST, A DISTANCE OF 140.43 FEET TO A POINT; THENCE FOLLOWING A CLOCKWISE CURVE WITH AN ARC DISTANCE OF 266.18 FEET, HAVING A RADIUS OF 325.08 FEET, SUBTENDED BY A CHORD BEARING AND DISTANCE OF NORTH 32 DEGREES 36 MINUTES 08 SECONDS WEST, 258.81 FEET TO A POINT; THENCE NORTH 09 DEGREES 08 MINUTES 40 SECONDS WEST, A DISTANCE OF 74.90 FEET TO A POINT; THENCE FOLLOWING A CLOCKWISE CURVE WITH AN ARC DISTANCE OF 196.08 FEET, HAVING A RADIUS OF 125.08 FEET, SUBTENDED BY A CHORD BEARING AND DISTANCE OF NORTH 35 DEGREES 45 MINUTES 55 SECONDS EAST, 176.61 FEET TO A POINT; THENCE NORTH 80 DEGREES 40 MINUTES 30 SECONDS EAST, A DISTANCE OF 240.49 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 86 DEGREES 34 MINUTES 10 SECONDS EAST, A DISTANCE OF 51.95 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 78 DEGREES 21 MINUTES 11 SECONDS EAST, A DISTANCE OF 78.02 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 09 DEGREES 09 MINUTES 40 SECONDS EAST, A DISTANCE OF 508.69 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 80 DEGREES 50 MINUTES 20 SECONDS WEST, A DISTANCE OF 233.85 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 35 DEGREES 59 MINUTES 39 SECONDS WEST, A DISTANCE OF 50.43 FEET TO A NAIL FOUND ON THE EASTERLY RIGHT OF WAY OF OLD HAMILTON PLACE BEING THE POINT OF BEGINNING.